Financial Supplement Third Quarter 2024 Exhibit 99.2

Disclaimers 02 This supplement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical statements of fact and statements regarding the following: future financial and financing plans; strategies related to the Company's business and its portfolio, including acquisition opportunities and disposition plans; growth prospects, operating and financial performance, expectations regarding the making of distributions, payment of dividends, and the performance of our operators and their respective facilities. Words such as “anticipate,” “believe,” “could,” "expect,” “estimate,” “intend,” “may,” “plan,” “seek,” “should,” “will,” “would,” and similar expressions, or the negative of these terms, are intended to identify such forward- looking statements, though not all forward-looking statements contain these identifying words. Our forward- looking statements are based on our current expectations and beliefs, and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying these forward-looking statements are reasonable, they are not guarantees and we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from expectations include, but are not limited to: (i) the ability and willingness of our tenants to meet and/or perform their obligations under the triple-net leases we have entered into with them, including, without limitation, their respective obligations to indemnify, defend and hold us harmless from and against various claims, litigation and liabilities; (ii) the risk that we may have to incur additional impairment charges related to our assets held for sale if we are unable to sell such assets at the prices we expect; (iii) the impact of healthcare reform legislation, including minimum staffing level requirements, on the operating results and financial conditions of our tenants; (iv) the ability of our tenants to comply with applicable laws, rules and regulations in the operation of the properties we lease to them; (v) the ability and willingness of our tenants to renew their leases with us upon their expiration, and the ability to reposition our properties on the same or better terms in the event of nonrenewal or in the event we replace an existing tenant, as well as any obligations, including indemnification obligations, we may incur in connection with the replacement of an existing tenant; (vi) the availability of and the ability to identify (a) tenants who meet our credit and operating standards, and (b) suitable acquisition opportunities, and the ability to acquire and lease the respective properties to such tenants on favorable terms; (vii) the ability to generate sufficient cash flows to service our outstanding indebtedness; (viii) access to debt and equity capital markets; (ix) fluctuating interest rates; (x) the impact of public health crises, including significant COVID-19 outbreaks as well as other pandemics or epidemics; (xi) the ability to retain our key management personnel; (xii) the ability to maintain our status as a real estate investment trust (“REIT”); (xiii) changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; (xiv) other risks inherent in the real estate business, including potential liability relating to environmental matters and illiquidity of real estate investments; and (xv) any additional factors included in our Annual Report on Form 10-K for the year ended December 31, 2023, and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024, including in the sections entitled “Risk Factors” in Item 1A of such reports, as such risk factors may be amended, supplemented or superseded from time to time by other reports we file with the Securities and Exchange Commission (the "SEC"). This supplement contains certain non-GAAP financial information relating to CareTrust REIT including EBITDA, Normalized EBITDA, FFO, Normalized FFO, FAD, Normalized FAD, and certain related ratios. Explanatory footnotes and a glossary explaining this non-GAAP information are included in this supplement. Reconciliations of these non-GAAP measures are also included in this supplement or on our website. See “Financials and Filings – Quarterly Results” on the Investors section of our website at investor.caretrustreit.com. Non-GAAP financial information does not represent financial performance under GAAP and should not be considered in isolation, as a measure of liquidity, as an alternative to net income, or as an indicator of any other performance measure determined in accordance with GAAP. You should not rely on non-GAAP financial information as a substitute for GAAP financial information, and should recognize that non-GAAP information presented herein may not compare to similarly-termed non-GAAP information of other companies (i.e., because they do not use the same definitions for determining any such non-GAAP information). This supplement also includes certain information regarding operators of our properties (such as EBITDARM Coverage, EBITDAR Coverage, and Occupancy), most of which are not subject to audit or SEC reporting requirements. The operator information provided in this supplement has been provided by the operators. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. We are providing this information for informational purposes only. The Ensign Group, Inc. ("Ensign"), The Pennant Group, Inc. ("Pennant") and PACS Group, Inc. ("PACS") are subject to the registration and reporting requirements of the SEC and are required to file with the SEC annual reports containing audited financial information and quarterly reports containing unaudited financial information. Ensign’s, Pennant's and PACS' financial statements, as filed with the SEC, can be found at the SEC's website at www.sec.gov. This supplement provides information about our financial results as of and for the quarter ended September 30, 2024 and is provided as of the date hereof, unless specifically stated otherwise. We expressly disclaim any obligation to update or revise any information in this supplement (including forward-looking statements), whether to reflect any change in our expectations, any change in events, conditions or circumstances, or otherwise. As used in this supplement, unless the context requires otherwise, references to “CTRE,” “CareTrust,” “CareTrust REIT” or the “Company” refer to CareTrust REIT, Inc. and its consolidated subsidiaries. GAAP refers to generally accepted accounting principles in the United States of America.

Table of Contents CONTACT INFORMATION 03 CareTrust REIT, Inc. 905 Calle Amanecer, Suite 300 San Clemente, CA 92673 (949) 542-3130 ir@caretrustreit.com www.CareTrustReit.com Transfer Agent Broadridge Corporate Issuer Solutions P.O. Box 1342 Brentwood, NY 11717 (800) 733-1121 shareholder@broadridge.com Bayshire Carlsbad (Carlsbad, CA) COMPANY PROFILE 04 COMPANY SNAPSHOT 05 INVESTMENTS 06-08 PORTFOLIO OVERVIEW 09-16 Top 10 Tenants Lease Coverage Portfolio Performance Rent Diversification by Tenant Geographic Diversification Diversification by State Lease Maturities Tenant Purchase Options Other Real Estate Investments FINANCIAL OVERVIEW 17-26 Consolidated Income Statements Reconciliation of EBITDA, FFO and FAD Consolidated Balance Sheets Key Debt Metrics Debt Summary Debt Covenants 2024 Guidance Equity Capital Transactions Other Financial Highlights GLOSSARY 27-28

Company Profile MANAGEMENT Dave Sedgwick – Chief Executive Officer Bill Wagner - Chief Financial Officer James Callister - Chief Investment Officer CareTrust REIT is a self-administered, publicly-traded real estate investment trust engaged in the ownership, acquisition, development and leasing of seniors housing and healthcare-related properties. CareTrust REIT generates revenues primarily by leasing properties to a diverse group of local, regional and national seniors housing operators, healthcare services providers, and other healthcare-related businesses. Since its debut as a standalone public company on June 1, 2014, and as of September 30, 2024, CareTrust REIT has expanded its tenant roster to 24 operators, and has grown its real estate portfolio to 217 net-leased healthcare properties across 28 states, consisting of 23,891 operating beds/units, excluding 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. As of September 30, 2024, CareTrust REIT also had 17 other real estate related investments related to 109 healthcare properties across 15 states, consisting of 11,515 operating beds/units. BOARD OF DIRECTORS Diana Laing - Chair Anne Olson Spencer Plumb Dave Sedgwick Careina Williams EQUITY ANALYST COVERAGE* Baird - Wes Golladay | (216) 737-7510 BMO Capital Markets - Juan Sanabria | (312) 845-4074 Deutsche Bank - Omotayo Okusanya | (212) 250-9284 Jefferies - Joe Dickstein | (212) 778-8771 KeyBanc Capital Markets - Austin Wurschmidt | (917) 368-2311 Raymond James - Jonathan Hughes | (727) 567-2438 RBC Capital Markets - Michael Carroll | (440) 715-2649 Wedbush - Richard Anderson | (212) 931-7001 Wells Fargo - John Kilichowski | (212) 214-5311 * This information is provided as of October 29, 2024. This list may be incomplete and is subject to change as firms initiate or discontinue coverage of CareTrust. Please note that any opinions, estimates, or forecasts regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, or forecasts of CareTrust or our management. CareTrust does not by our reference or distribution of the information above imply our endorsement of or concurrence with any opinions, estimates, or forecasts of these analysts. Interested persons may obtain copies of analysts’ reports on their own as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions in our stock and may provide compensated services to us. 04

CARETRUST REIT, INC. NYSE: CTRE Market Data (as of September 30, 2024) ◦ Closing Price: $30.86 ◦ 52 Week Range: $31.51 – $19.87 ◦ Market Cap: $5.3B ◦ Enterprise Value: $5.3B ◦ Outstanding Shares: 171.450M Credit Ratings ◦ Corporate Rating: BB (positive) ◦ Senior Unsecured Notes: BB+ ◦ Corporate Rating: BB+ (stable) ◦ Senior Unsecured Notes: BB+ FitchS&P ◦ Corporate Rating: Ba1 (stable) ◦ Senior Unsecured Notes: Ba1 Moody’s $2,957M INVESTMENTS 326 PROPERTIES 35,406 OPERATING BEDS/UNITS 31 OPERATORS 31 STATES Note: Portfolio amounts presented above are as of September 30, 2024 and include properties securing our other real estate related investments. Portfolio amounts exclude 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. General Note: Totals may not add due to rounding. Snapshot 05

CareTrust Announces Agreement to Acquire $500 Million Portfolio 06 Overview of Portfolio • CareTrust, together with a joint venture investor, has entered into a binding agreement to acquire a portfolio of 31 SNF assets for a purchase price of $500 million of which CareTrust will invest $442 million ◦ The portfolio consists of 3,290 SNF beds with 30 of the facilities in Tennessee and 1 in Alabama • Majority of facilities will be operated by existing CareTrust tenant relationships - The Ensign Group, PACS Group, Inc., Links Healthcare Group; three facilities will be master leased to regional operator that is a new relationship for the company Anticipated Timing and Funding • Expected closing in the fourth quarter of 2024 • CareTrust has full availability under its $600 million revolver and will continue to evaluate all capital markets opportunistically Southeast Portfolio Total Investment / CareTrust Investment Share $500M / $442M Property Type SNF Location Tennessee, Alabama Facilities / Beds 31 / 3,290 Yield 9% Proven Operators Recently Announced Transactions Include: • This $442 million TN/AL acquisition, and • A $57 million northeast acquisition expected to close in November 2024

[1] Initial Operating Beds/Units as of the acquisition date. [2] Rent represents the initial annualized acquisition-date cash rent, deferred interest income on any preferred equity investments and interest income on any mortgage loans receivable, secured loans receivable and mezzanine loans, unless otherwise noted. Rent excludes ground lease income. [3] Yield represents Rent or Interest divided by Initial Investment. [4] All amounts include any preferred equity investments, mortgage loans receivable and mezzanine loans receivable. [5] We contributed $10.8 million to a $11.0 million JV for the purchase of one ALF. The initial yield to CareTrust REIT is 9.3%. [6] We contributed $28.1 million to a $28.8 million JV for the purchase of two Campuses. The initial yield to CareTrust REIT is 9.1%, with annual increases to base rent and to CareTrust's preferred rate of return increasing CareTrust's yield to 9.7% and 10.2% in years 2 and 3, respectively. The Bayshire master lease provides for annual fixed increases from $2.7 million in year one, to $2.9 million in year two and $3.1 million in year three, with fixed 2% annual escalators thereafter.The master lease provides for deferred rent in the first year of approximately $0.8 million to be repaid over 18 months beginning January 2025. [7] The lease provides for annual fixed increases from $2.6 million in year one (8.2% yield) to $3.0 million in year two (9.2% yield) with CPI-based annual escalators thereafter. [8] The mortgage loan provides for a purchase option. The first option period opens May 1, 2027 for three months, with two additional three month option windows. The purchase option price for the facilities will be calculated by dividing the amount of the then annual base rent by an agreed upon lease yield. [9] The lease provides for deferred rent in the first year of approximately $0.4 million to be repaid over 15 months beginning month 13. [10] The mortgage loan provides for a rate of SOFR + 4.25%, with a SOFR floor of 5.15%. Keybank participated in $75.0 million of the initial $165.0 million loan amount at a rate of SOFR plus 2.5%, with a SOFR floor of 3.0%. On July 30, 2024, the $75.0 million participation interest with Keybank was called. The yield is net of a sub-servicing fee. [11] We contributed $24.5 million to a $25.1 million JV for the purchase of one SNF. The initial yield to CareTrust REIT is 3.5%. The facility was acquired with a lease in place that expires in mid-2026. Assuming current performance is maintained, CareTrust’s stabilized yield on its investment is projected to be reset to approximately 10% by no later than 2026. [12] Represents an earnout on a mortgage loan in which the conditions were satisfied and the earnout was funded. See “Glossary” for additional information. Investments (dollars in thousands) 07 Date Operator Property Type Location Facilities Initial Investment Initial Operating Beds/Units[1] Rent/Interest [2] Yield[3] 01/03/2024 Oxford Health Group ALF CA 1 $ 11,036 86 $ 1,022 9.3% [5] 01/25/2024 Mezzanine Loan SNF MO 10 9,800 1,397 1,372 14.0% 02/01/2024 Mezzanine Loan SNF CA 1 7,365 130 847 11.5% 02/02/2024 Mezzanine Loan SNF VA 15 35,000 1,675 4,900 14.0% 03/05/2024 PACS SNF / Campus MO, TX 3 55,588 234 5,003 9.0% 04/01/2024 Bayshire Campus CA 2 28,796 316 3,060 10.6% [6] 04/01/2024 Bayshire Campus CA 1 32,330 159 2,964 9.2% [7] 05/01/2024 Mortgage Loan SNF TN 2 26,675 271 2,427 9.1% [8] 06/01/2024 YAD Healthcare SNF NC, SC 5 80,911 498 7,281 9.0% [9] 06/01/2024 Mortgage Loan SNF / Campus NC 8 165,000 1,161 15,608 9.5% [10] 06/01/2024 Preferred Equity N/A N/A N/A 9,000 N/A 1,004 11.0% 08/01/2024 Mortgage Loan SNF / ALF / ILF Various 37 260,000 2,713 22,143 8.5% 08/01/2024 Preferred Equity SNF / ALF / ILF Various N/A 43,000 N/A 4,730 11.0% 08/07/2024 Covenant Care SNF CA 1 25,116 131 2,573 10.2% [11] 08/29/2024 Skilled Nursing Operator SNF VA 1 37,686 125 3,413 9.1% 10/01/2024 Skilled Nursing Operator SNF / Campus MD 3 55,510 294 5,157 9.3% 10/01/2024 Mortgage Loan SNF MD 1 19,190 101 1,794 9.4% 10/01/2024 Mortgage Loan SNF CO 1 9,800 125 845 8.6% 10/11/2024 Mortgage Loan SNF GA N/A 4,700 741 423 9.0% [12] 2024 Investments 92 $ 916,503 10,157 $ 86,566 9.4 % Average annual investments (2015-2023)[4] 23 $ 225,049 1,999 $ 20,351 9.0%

Historical Investments by Year (dollars in millions) 08 10 Year - Average Historical Investment Yield: 9.0% $233 $288 $310 $112 $341 $105 $197 $169 $288 $917 Annual Investment 12/31/15 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 12/31/23 12/31/2024 YTD $— $250 $500 $750 $1,000

Notes: [1] EBITDAR Coverage and EBITDARM Coverage are based on financial information provided by our tenants. We have not independently verified this information, but have no reason to believe that such information is inaccurate in any material respect. Coverage metrics are based on contractual cash rents in place during the period presented unless a lease has been entered into or amended since the end of the period, in which case the current contractual rent is used. [2] Coverage metrics exclude Employee Retention Tax Credits recognized in December 2023, which would have raised EBITDAR coverage to 2.15x and 2.09x for the twelve months ended March 31, 2024, and June 30, 2024, respectively. No coverage metrics are provided for the facility transferred to Bayshire April 1, 2024. [3] Coverage metrics include historical performance on one facility acquired in August 2024. [4] No coverage metrics are provided for the facilities transferred to The Pennant Group in March 2023 as the facilities transferred are pre-stabilized. [5] No coverage metrics are provided as the facilities are pre-stabilized. See "Glossary" for additional information. Top 10 Tenants Lease Coverage 09 Twelve Months Ended March 31, 2024 Twelve Months Ended June 30, 2024 EBITDAR Coverage[1] EBITDARM Coverage[1] EBITDAR Coverage[1] EBITDARM Coverage[1] 1 The Ensign Group 3.30x 4.17x 3.30x 4.18x 2 Priority Management Group 1.21x 1.52x 1.22x 1.52x 3 PACS Group 2.43x 3.02x 2.53x 3.11x 4 Bayshire Senior Communities[2] 1.39x 1.84x 1.33x 1.78x 5 Cascadia Healthcare 1.87x 2.38x 2.22x 2.75x 6 Covenant Care[3] 1.97x 2.73x 2.14x 2.92x 7 The Pennant Group[4] 0.86x 1.07x 0.84x 1.05x 8 Eduro Healthcare, LLC 1.03x 1.49x 1.12x 1.58x 9 Links Healthcare Group[5] — — — — 10 YAD Healthcare[5] — — — — Total Top 10 Tenants 2.30x 2.94x 2.36x 3.00x All Other Tenants 1.35x 1.78x 1.39x 1.83x Total 2.18x 2.79x 2.23x 2.85x

Portfolio Performance 10 Notes: [1] All amounts exclude 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. [2] All amounts exclude 20 properties classified as held for sale as of June 30, 2024 and two facilities which are in the process of being repurposed. [3] All amounts exclude our loans receivable and mezzanine loan receivable as of September 30, 2023. Additionally, amounts exclude 15 properties classified as held for sale as of September 30, 2023, two facilities which are or were in the process of being repurposed and two that are non-operational as of such date. See “Glossary” for additional information. (dollars in thousands) As of September 30, 2024 Asset Type Facilities Operating Beds/Units Investment % of Total Investment Rent / Interest % of Total Rent / Interest Current Yield Investment in Real Estate Properties Skilled Nursing 159 17,300 $ 1,587,521 53.7% $ 164,809 55.9% 10.4 % Multi-Service Campus 29 4,164 466,715 15.8% 41,712 14.2% 8.9 % Seniors Housing 29 2,427 156,539 5.3% 17,328 5.9% 11.1 % Total Net-Leased Assets[1] 217 23,891 $ 2,210,775 $ 223,849 10.1 % Other Real Estate Related Investments 109 11,515 745,818 25.2% 70,784 24.0% 9.5 % Total Other Real Estate Related Investments 109 11,515 $ 745,818 $ 70,784 9.5 % Total Investments 326 35,406 $ 2,956,593 $ 294,633 10.0 % As of June 30, 2024 Asset Type Facilities Operating Beds/Units Investment % of Total Investment Rent / Interest % of Total Rent / Interest Current Yield Skilled Nursing 157 17,145 $ 1,527,898 60.8% $ 159,939 62.6% 10.5 % Multi-Service Campus 29 4,168 466,715 18.6% 40,697 15.9% 8.7 % Seniors Housing 27 2,300 151,404 6.0% 16,564 6.5% 10.9 % Total Net-Leased Assets[2] 213 23,613 $ 2,146,017 $ 217,200 10.1 % Other Real Estate Related Investments 72 8,882 367,819 14.6% 38,318 15.0% 10.4 % Total Other Real Estate Related Investments 72 8,882 $ 367,819 $ 38,318 10.4 % Total Investments 285 32,495 $ 2,513,836 $ 255,518 10.2 % As of September 30, 2023 Asset Type Facilities Operating Beds/Units Investment % of Total Investment Rent % of Total Rent Current Yield Skilled Nursing 149 16,405 $ 1,373,572 71.0% $ 144,877 72.8% 10.5 % Multi-Service Campus 25 3,632 388,931 20.1% 34,665 17.4% 8.9 % Seniors Housing 32 2,496 172,954 8.9% 19,553 9.8% 11.3 % Total Net-Leased Assets[3] 206 22,533 $ 1,935,457 100.0% $ 199,095 100.0% 10.3%

Rent Diversification by Tenant for Net-Leased Assets 11 Notes: [1] All amounts exclude 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. See “Glossary” for additional information. (dollars in thousands) As of September 30, 2024[1] Net Leased Assets Operating Beds/Units Rent % of Total Rent 1 The Ensign Group 101 10,774 $ 72,170 32.2% 2 Priority Management Group 15 2,144 31,142 13.9% 3 PACS Group 10 1,230 16,258 7.3% 4 Bayshire Senior Communities 9 1,263 13,333 6.0% 5 Cascadia Healthcare 12 965 13,148 5.9 % Total Top 5 Tenants 147 16,376 $ 146,051 65.2% 6 Covenant Care 10 1,288 12,071 5.4% 7 The Pennant Group 10 1,002 8,306 3.7% 8 Eduro Healthcare, LLC 7 703 7,778 3.5% 9 Links Healthcare Group 4 486 7,682 3.4% 10 YAD Healthcare 5 498 6,881 3.1 % Total Top 10 Tenants 183 20,353 $ 188,769 84.3 % All Other Tenants 34 3,538 $ 35,080 15.7 % Total 217 23,891 $ 223,849 100.0%

Geographic Diversification (% of run-rate rent and interest) 12 * Less than 1%. Note: Numbers are as of September 30, 2024 and include properties securing our other real estate related investments. Numbers exclude 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. See “Glossary” for additional information. 7% * 26% 17% 6% 6% 5% 3% 2%3% 3% 4% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% * 8% * * 1% * * * 5% 1% *

Rent & Interest Diversification by State 13 Notes: [1] Amounts include properties securing our real estate related investments and exclude 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. See “Glossary” for additional information. (dollars in thousands) As of September 30, 2024[1] Investments by State Facilities Operating Beds/Units Rent/Interest % of Total Rent/ Interest 1 California 65 7,993 $ 76,692 26.0% 2 Texas 47 6,035 48,773 16.6% 3 North Carolina 14 1,610 23,037 7.8% 4 Louisiana 8 1,164 18,366 6.2% 5 Idaho 21 1,630 16,481 5.6 % Top 5 States 155 18,432 $ 183,349 62.2% 6 Oregon 13 870 14,203 4.8% 7 Arizona 12 1,375 13,966 4.7% 8 Washington 25 2,110 13,172 4.5% 9 West Virginia 19 1,973 9,926 3.4% 10 Virginia 16 1,922 8,381 2.8 % Top 10 States 240 26,682 $ 242,997 82.5 % All Other States 86 8,724 $ 51,636 17.5 % Total 326 35,406 $ 294,633 100.0%

Lease Maturities 14 Notes: [1] All amounts exclude our secured and mezzanine loans receivable and preferred equity investments. Additionally, amounts exclude 8 properties classified as held for sale as of September 30, 2024 and one facility which is in the process of being repurposed. [2] Lease Maturity Year represents the scheduled expiration year of the primary term of the lease and does not include tenant extension options or purchase options, if any. See “Glossary” for additional information. Lease Maturity Year % o f T ot al R en t (dollars in thousands) As of September 30, 2024[1] Lease Maturity Year[2] Rent % of Total Rent 2026 $ 868 0.4% 2027 5,613 2.5% 2029 8,501 3.8% 2031 51,715 23.1% 2032 23,686 10.6% 2033 22,334 10.0% 2034 42,395 18.9% 2036 14,564 6.5% 2038 34,181 15.3% 2039 13,096 5.9% 2044 6,896 3.0 % Total $ 223,849 100.0% —% —% 0.4% 2.5% —% 3.8% —% 23.1% 10.6%10.0% 18.9% —% 6.5% —% 15.3% 5.9% 3.0% 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2044

Purchase Options (dollars in thousands) 15 Notes: [1] The Company has not received notice of exercise for the option periods that are currently open. [2] Option type includes: A - Fixed base price. B- Fixed capitalization rate on lease revenue. [3] Option window is only open for six months from the option period open date. [4] Option window is open until the expiration of the lease term. [5] Purchase option reflects two option types. [6] Purchase option provides for purchase of any two of the three facilities. The current cash rent shown is an average of the range of $3.2 million to $3.4 million. [7] Purchase option window is open for nine months from the option period open date. [8] Purchase option provides for purchase of any one of the five facilities. The current cash rent shown is an average of the range of $1.0 million to $1.6 million. Provided the operator exercises its option to extend the term of the master lease, beginning on June 1, 2035 and ending nine months thereafter, the operator shall have a purchase option for all facilities then remaining in the master lease. See “Glossary” for additional information. Tenant Purchase Options As of September 30, 2024 Asset Type Properties Lease Expiration Option Period Open Date[1] Option Type[2] Current Cash Rent % of Total Rent SNF 1 March 2029 4/1/2022 [4] A / B [5] $ 858 0.38 % SNF 4 November 2034 12/1/2024 [4] A 3,988 1.74 % SNF / Campus 2 October 2032 11/1/2026 [3] B 3,314 [6] 1.45 % SNF / Campus 1 May 2034 6/1/2026 [7] B 1,293 [8] 0.57 % SNF / Campus 1 May 2034 6/1/2027 [7] B 1,293 [8] 0.57% 4.71%

Other Real Estate Investments 16 Notes: [1] Maturity Year represents the scheduled maturity date of the loan agreement and does not include extension options, purchase options or prepayment options, if any. [2] Rate is net of subservicing fee. See “Glossary” for additional information. (dollars in thousands) As of September 30, 2024 Mortgage Loans Maturity Year[1] Property Type Location Investment Wtd Avg Contractual Interest Rate Interest 2025 SNF CA, GA $ 36,613 9.7% [2] $ 3,537 2026 ALF / SNF CA 9,864 10.8% 1,066 2027 SNF / Campus Mid-Atlantic 75,000 8.5% [2] 6,368 2028 SNF FL 15,727 9.1% 1,435 2029 SNF / Campus / ALF / ILF Various 425,000 8.8% [2] 37,534 2031 SNF TN 26,675 9.2% 2,461 2033 SNF Campus / ILF CA 25,993 9.1% 2,372 Total Mortgage Loans $ 614,872 8.9% $ 54,773 Mezzanine Loans Maturity Year[1] Property Type Location Investment Wtd Avg Contractual Interest Rate Interest 2027 SNF MO, VA $ 44,800 14.2% [2] $ 6,359 2029 SNF CA 7,365 11.7% 859 2032 SNF / Campus Mid-Atlantic 25,000 11.2% 2,788 Total Mezzanine Loans $ 77,165 13.0% $ 10,006 Preferred Equity Investments Investment Property Type Location Investment Return Rate Return Preferred Equity SNF CA $ 1,782 15.0% $ 271 Preferred Equity SNF / Campus NC 9,000 11.0% 1,004 Preferred Equity SNF / Campus / ALF / ILF Various 43,000 11.0% 4,730 Total Preferred Equity Investments $ 53,782 $ 6,005 Total $ 745,819 $ 70,784

Consolidated Income Statements 17 (amounts in thousands, except per share data) For the Three Months Ended September 30, For the Nine Months Ended September 30, 2024 2023 2024 2023 Revenues: Rental income $ 57,153 $ 51,218 $ 166,062 $ 145,126 Interest and other income 20,228 4,659 43,280 12,910 Total revenues 77,381 55,877 209,342 158,036 Expenses: Depreciation and amortization 14,009 13,034 41,317 37,988 Interest expense 8,281 11,750 25,188 32,617 Property taxes 2,115 2,167 5,892 4,437 Impairment of real estate investments 8,417 8,232 36,872 31,510 Property operating expenses 3,477 1,239 4,392 2,860 General and administrative 6,663 5,519 19,637 15,298 Total expenses 42,962 41,941 133,298 124,710 Other loss: Loss on extinguishment of debt (657) — (657) — (Loss) gain on sale of real estate, net (2,286) — (2,254) 1,958 Unrealized gain (loss) on other real estate related investments, net 1,800 (5,251) (689) (7,856) Total other loss (1,143) (5,251) (3,600) (5,898) Net income 33,276 8,685 72,444 27,428 Net loss attributable to noncontrolling interests (165) (11) (501) (11) Net income attributable to CareTrust REIT, Inc. $ 33,441 $ 8,696 $ 72,945 $ 27,439 Earnings available to common stockholders per common share: Basic $ 0.21 $ 0.08 $ 0.50 $ 0.27 Diluted $ 0.21 $ 0.08 $ 0.50 $ 0.27 Weighted-average number of common shares: Basic 159,459 104,011 145,780 100,748 Diluted 159,850 104,311 146,153 100,918 Dividends declared per common share $ 0.29 $ 0.28 $ 0.87 $ 0.84

See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD 18 (amounts in thousands) Quarter Ended September 30, 2023 Quarter Ended December 31, 2023 Quarter Ended March 31, 2024 Quarter Ended June 30, 2024 Quarter Ended September 30, 2024 Net income attributable to CareTrust REIT, Inc. $ 8,696 $ 26,296 $ 28,746 $ 10,758 $ 33,441 Depreciation and amortization 13,034 13,211 13,448 13,860 14,009 Interest expense 11,750 8,266 8,228 8,222 7,807 Amortization of stock-based compensation 1,519 1,774 2,120 1,406 1,143 EBITDA attributable to CareTrust REIT, Inc. 34,999 49,547 52,542 34,246 56,400 Impairment of real estate investments 8,232 4,791 2,744 25,711 8,417 Property operating expenses 1,416 714 972 361 3,893 (Gain) loss on sale of real estate — (260) (11) (21) 2,286 Loss on extinguishment of debt — — — — 657 Unrealized loss (gain) on other real estate related investments, net 5,251 (1,371) 612 1,877 (1,800) Normalized EBITDA attributable to CareTrust REIT, Inc. $ 49,898 $ 53,421 $ 56,859 $ 62,174 $ 69,853 Net income attributable to CareTrust REIT, Inc. $ 8,696 $ 26,296 $ 28,746 $ 10,758 $ 33,441 Real estate related depreciation and amortization 13,028 13,206 13,442 13,853 14,002 Impairment of real estate investments 8,232 4,791 2,744 25,711 8,417 (Gain) loss on sale of real estate — (260) (11) (21) 2,286 Funds from Operations (FFO) attributable to CareTrust REIT, Inc. 29,956 44,033 44,921 50,301 58,146 Property operating expenses 1,416 714 972 361 3,893 Loss on extinguishment of debt — — — — 657 Unrealized loss (gain) on other real estate related investments, net 5,251 (1,371) 612 1,877 (1,800) Normalized FFO attributable to CareTrust REIT, Inc. $ 36,623 $ 43,376 $ 46,505 $ 52,539 $ 60,896

[1] For the periods presented, the diluted weighted average shares have been calculated using the treasury stock method. See "Glossary" for additional information. Reconciliation of EBITDA, FFO and FAD (continued) 19 (amounts in thousands, except per share data) Quarter Ended September 30, 2023 Quarter Ended December 31, 2023 Quarter Ended March 31, 2024 Quarter Ended June 30, 2024 Quarter Ended September 30, 2024 Net income attributable to CareTrust REIT, Inc. $ 8,696 $ 26,296 $ 28,746 $ 10,758 $ 33,441 Real estate related depreciation and amortization 13,028 13,206 13,442 13,853 14,002 Amortization of deferred financing fees 609 610 614 614 614 Amortization of stock-based compensation 1,519 1,774 2,120 1,406 1,143 Straight-line rental income 7 8 7 7 7 Amortization of lease incentives — — — 4 5 Amortization of below market leases — (384) (575) (575) (809) Impairment of real estate investments 8,232 4,791 2,744 25,711 8,417 (Gain) loss on sale of real estate — (260) (11) (21) 2,286 Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc. 32,091 46,041 47,087 51,757 59,106 Property operating expenses 1,416 714 972 361 3,893 Loss on extinguishment of debt — — — — 657 Unrealized loss (gain) on other real estate related investments, net 5,251 (1,371) 612 1,877 (1,800) Normalized FAD attributable to CareTrust REIT, Inc. $ 38,758 $ 45,384 $ 48,671 $ 53,995 $ 61,856 FFO per share attributable to CareTrust REIT, Inc. $ 0.29 $ 0.36 $ 0.34 $ 0.35 $ 0.36 Normalized FFO per share attributable to CareTrust REIT, Inc. $ 0.35 $ 0.36 $ 0.35 $ 0.36 $ 0.38 FAD per share attributable to CareTrust REIT, Inc. $ 0.31 $ 0.38 $ 0.35 $ 0.36 $ 0.37 Normalized FAD per share attributable to CareTrust REIT, Inc. $ 0.37 $ 0.37 $ 0.37 $ 0.37 $ 0.39 Diluted weighted average shares outstanding [1] 104,422 121,854 133,328 145,380 160,025

Consolidated Balance Sheets 20 (amounts in thousands) September 30, 2024 December 31, 2023 Assets: Real estate investments, net $ 1,749,139 $ 1,567,119 Other real estate related investments 740,730 180,368 Assets held for sale 16,046 15,011 Cash and cash equivalents 377,102 294,448 Accounts and other receivables 881 395 Prepaid expenses and other assets, net 33,815 23,337 Deferred financing costs, net 3,166 4,160 Total assets $ 2,920,879 $ 2,084,838 Liabilities and Equity: Senior unsecured notes payable, net $ 396,705 $ 396,039 Senior unsecured term loan, net — 199,559 Accounts payable, accrued liabilities and deferred rent liabilities 49,717 33,992 Dividends payable 49,721 36,531 Total liabilities 496,143 666,121 Equity: Common stock 1,711 1,300 Additional paid-in capital 2,950,802 1,883,147 Cumulative distributions in excess of earnings (530,317) (467,628) Total stockholders' equity 2,422,196 1,416,819 Noncontrolling interests 2,540 1,898 Total equity 2,424,736 1,418,717 Total liabilities and equity $ 2,920,879 $ 2,084,838

Notes: [1] Net Debt to Annualized Normalized Run Rate EBITDA compares net debt as of the last day of the quarter to Annualized Normalized Run Rate EBITDA for the quarter which assumes investments closed during the quarter occurred on the first day of the quarter. Net debt is adjusted to include the net proceeds from future expected settlement of shares sold under equity forward contracts through the Company's ATM program during the applicable quarter. See “Financials – Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for reconciliations of Normalized EBITDA and Normalized Run Rate EBITDA to the most directly comparable GAAP measure for the periods presented. [2] Net Debt to Enterprise Value compares net debt as of the last day of the quarter to CareTrust REIT’s Enterprise Value as of the last day of the quarter. [3] Assumes the net proceeds from the future expected settlement of shares sold under equity forward contracts through the Company's ATM program during the quarter reduces outstanding debt and assumes the shares were issued. See “Glossary” for additional information. Net Debt to Enterprise Value [2]Net Debt to Annualized Normalized Run Rate EBITDA [1] Key Debt Metrics 21 3.9 4.3 4.2 3.7 3.8 3.8 2.5 1.4 0.6 0.4 0.08 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 26.6% 30.2% 30.6% 27.8% 26.2% 26.2% 16.8% 9.5% 4.1% 2.6% 0.4% 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 [3] [3]

Notes: [1] Funds can be borrowed at applicable SOFR plus 1.10% to 1.55% or at the Base Rate (as defined) plus 0.10% to 0.55%. [2] Maturity date does not assume exercise of two, 6-month extension options. [3] Deferred financing fees are not shown net for the unsecured revolving credit facility and are included in assets on the balance sheet. [4] Represents the unsecured revolving credit facility if drawn in full and outstanding at maturity. Debt Maturity Schedule Debt Summary 22 — — $— $600,000 $400,000 2024 2025 2026 2027 2028 Debt Maturity Year Pri nci pa l (dollars in thousands) September 30, 2024 Debt Interest Rate Maturity Date Principal % of Principal Deferred Loan Costs Net Carrying Value Fixed Rate Debt Senior unsecured notes payable 3.875% 2028 $ 400,000 100.0% $ (3,295) $ 396,705 Floating Rate Debt Unsecured revolving credit facility — % [1] 2027 [2] — — % — [3] — — % — — % — — Total Debt 3.875% $ 400,000 100.0% $ (3,295) $ 396,705 [4]

Debt Covenants 23 September 30, 2024 Covenant Minimum Requirement Maximum Requirement Actual Status Credit Facility Covenants Consolidated Leverage Ratio 60% 11.0 % In Compliance Consolidated Fixed Charge Coverage Ratio 1.75x 8.06x In Compliance Consolidated Tangible Net Worth ($ in thousands) 2,232,151 2,896,979 In Compliance Distribution Limitation 95% 73 % In Compliance Secured Debt Ratio 30% — % In Compliance Recourse (Secured) Debt Ratio 10% — % In Compliance

Notes: [1] This guidance assumes and includes (i) all investments, dispositions and loan repayments made to date, (ii) no new acquisitions, dispositions, new loans or loan repayments, other than the Northeast acquisition expected to close in November 2024, (iii) no new debt incurrences or new equity issuances, and (iv) estimated 2.5% CPI-based rent escalators under CareTrust's long-term net leases. See “Glossary” for additional information. 2024 Guidance Updated 24 (shares in thousands) Full Year 2024 Guidance[1] Low High Net income attributable to CareTrust REIT, Inc. $ 0.83 $ 0.84 Real estate related depreciation and amortization 0.36 0.36 Impairment of real estate investments 0.24 0.24 (Gain) loss on sale of real estate 0.02 0.02 Funds from Operations (FFO) attributable to CareTrust REIT, Inc. 1.45 1.46 Property operating expenses 0.03 0.03 Unrealized loss on other real estate related investments, net 0.01 0.01 Loss on the extinguishment of debt — — Normalized FFO attributable to CareTrust REIT, Inc. $ 1.49 $ 1.50 Net income attributable to CareTrust REIT, Inc. $ 0.83 $ 0.84 Real estate related depreciation and amortization 0.36 0.36 Amortization of deferred financing fees 0.02 0.02 Amortization of stock-based compensation 0.04 0.04 Straight-line rental income — — Amortization of below market lease intangible (0.02) (0.02) Impairment of real estate investments 0.24 0.24 (Gain) loss on sale of real estate 0.02 0.02 Funds Available for Distribution (FAD) attributable to CareTrust REIT, Inc. 1.49 1.50 Property operating expenses 0.03 0.03 Unrealized loss on other real estate related investments, net 0.01 0.01 Loss on the extinguishment of debt — — Normalized FAD attributable to CareTrust REIT, Inc. $ 1.53 $ 1.54 Weighted average shares outstanding: Diluted 152,595 152,595

Notes: [1] Represents average offering price per share for follow-on equity offerings. [2] As of September 30, 2024, CareTrust REIT had $440.1 million available for future issuances under the ATM Program. Follow-On Equity Offering Activity At-the-Market Offering Activity Equity Capital Transactions 25 2015 2016 2019 Number of Shares (000s) 16,330 16,100 6,641 Public Offering Price per Share $ 10.50 $ 12.14 [1] $ 23.35 Gross Proceeds (000s) $ 171,465 $ 195,385 $ 155,073 2016 2017 2018 2019 2020 2021 2022 2023 2024[2] Q1 Q2 Q3 Total Number of Shares (000s) 924 10,574 10,265 2,459 — 990 2,405 30,869 11,600 12,145 17,241 40,986 Average Price per Share $ 15.31 $ 16.43 $ 17.76 $ 19.48 $ — $ 23.74 $ 20.00 $ 20.86 $ 23.55 $ 25.24 $ 29.01 $ 26.35 Gross Proceeds (000s) $ 14,147 $ 173,760 $ 182,321 $ 47,893 $ — $ 23,505 $ 48,100 $ 643,802 $ 273,233 $ 306,534 $ 500,085 $ 1,079,852

Notes: [1] Normalized FFO Payout Ratio represents dividends declared divided by Normalized FFO, in each case for the applicable quarter. [2] See “Financials - Quarterly Results” on the Investors section of our website at http://investor.caretrustreit.com for a reconciliation of Normalized FFO and Normalized FFO per Share to the most directly comparable GAAP measure for the periods presented. See Glossary for additional information. Dividend History Normalized FFO Payout Ratio [1][2] Normalized FFO per Share [2] Normalized FFO [2] (in millions) Other Financial Highlights 26 $0.275 $0.275 $0.275 $0.275 $0.28 $0.28 $0.28 $0.28 $0.29 $0.29 $0.29 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 74.3% 74.3% 74.3% 72.4% 80.0% 80.0% 80.0% 78.0% 83.0% 81.0% 76.0% 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 $0.37 $0.37 $0.37 $0.38 $0.35 $0.35 $0.35 $0.36 $0.35 $0.36 $0.38 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24 $35.9 $35.6 $36.1 $37.0 $35.0 $34.6 $36.6 $43.4 $46.5 $52.5 $60.9 03/31/22 06/30/22 09/30/22 12/31/22 03/31/23 06/30/23 09/30/23 12/31/23 03/31/24 06/30/24 09/30/24

Funds from Operations (“FFO”) Net income attributable to CareTrust REIT, Inc, excluding gains and losses from dispositions of real estate or other real estate, before real estate depreciation and amortization and real estate impairment charges. CareTrust REIT calculates and reports FFO attributable to CareTrust REIT, Inc in accordance with the definition and interpretive guidelines issued by the National Association of Real Estate Investment Trusts.[2] Employee Retention Tax Credit The Employee Retention Credit ("ERTC") is a fully refundable tax credit for employers equal to 50 percent of qualified wages (including allocable qualified health plan expenses) that eligible employers pay their employees. Independent Living Facilities (“ILFs”) Also known as retirement communities or senior apartments, ILFs are not healthcare facilities. ILFs typically consist of entirely self-contained apartments, complete with their own kitchens, baths and individual living spaces, as well as parking for tenant vehicles. They are most often rented unfurnished, and generally can be personalized by the tenants, typically an individual or a couple over the age of 55. These facilities offer various services and amenities such as laundry, housekeeping, dining options/meal plans, exercise and wellness programs, transportation, social, cultural and recreational activities, and on-site security. Initial Investment Initial Investment for properties acquired in connection with the Company becoming public represents Ensign's and Pennant's gross book value. Initial Investment for properties acquired since inception as a public company represents CareTrust REIT’s purchase price and transaction costs and includes commitments for capital expenditures that are not rent producing and impairment charges (on all portfolio slides except the Investments slide). Assisted Living Facilities (“ALFs”) Licensed healthcare facilities that provide personal care services, support and housing for those who need help with daily living activities, such as bathing, eating and dressing, yet require limited medical care. The programs and services may include transportation, social activities, exercise and fitness programs, beauty or barber shop access, hobby and craft activities, community excursions, meals in a dining room setting and other activities sought by residents. These facilities are often in apartment-like buildings with private residences ranging from single rooms to large apartments. Certain ALFs may offer higher levels of personal assistance for residents requiring memory care as a result of Alzheimer’s disease or other forms of dementia. Levels of personal assistance are based in part on local regulations.  EBITDA Net income attributable to CareTrust REIT, Inc. before interest expense, income tax, depreciation and amortization and amortization of stock-based compensation.[1] EBITDAR Net income before interest expense, income tax, depreciation, amortization and cash rent, after applying a standardized management fee (5% of facility operating revenues). EBITDAR Coverage Aggregate EBITDAR produced by all facilities under a master lease (or other grouping) for the trailing twelve-month period ended June 30, 2024 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDAR for such period is divided by the annualized monthly base rent currently in effect. "Rent" refers to the total monthly rent and interest due under the Company's lease and mortgage agreements. EBITDAR reflects the application of a standard 5% management fee. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre- stabilized. EBITDARM Earnings before interest expense, income tax, depreciation, amortization, cash rent, and a standardized management fee (5% of facility operating revenues). EBITDARM Coverage Aggregate EBITDARM produced by all facilities under a master lease (or other grouping) for the trailing twelve- month period ended June 30, 2024 divided by the base rent payable to CareTrust REIT under such master lease (or other grouping) for the same period; provided that if the master lease has been amended to change the base rent during or since such period, then the aggregate EBITDARM for such period is divided by the annualized monthly base rent currently in effect. In addition, we may exclude from coverage disclosures those facilities which are (i) classified as Held for Sale, (ii) temporarily on Special Focus Facility (SFF) status, (iii) undergoing significant renovations that necessarily result in a material reduction in occupancy, or (iv) have been acquired for or recently transferred to new operators for turnaround and are pre-stabilized. Enterprise Value Share price multiplied by the number of outstanding shares, including assumed shares issued from the ATM program, plus total outstanding debt minus cash and assumed net proceeds from the ATM program, each as of a specified date. Funds Available for Distribution (“FAD”) FFO attributable to CareTrust REIT, Inc, excluding straight- line rental income adjustments, amortization of deferred financing fees, lease incentives, below market lease intangibles and stock-based compensation expense.[2] Glossary 27

Multi-Service Campus Facilities that include a combination of Skilled Nursing beds and Seniors Housing units, including Continuing Care Retirement Communities. Normalized EBITDA EBITDA attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as real estate impairment charges, provision for loan losses, provision for doubtful accounts and lease restructuring, recovery of previously reversed rent, lease termination revenue, property operating expenses, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and gains or losses from dispositions of real estate or other real estate.[1] Normalized FAD FAD attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and property operating expenses.[2] Normalized FFO FFO attributable to CareTrust REIT, Inc, adjusted for certain income and expense items the Company does not believe are indicative of its ongoing results, such as provision for loan losses, provision for doubtful accounts and lease restructuring, effect of the senior unsecured notes payable redemption, recovery of previously reversed rent, lease termination revenue, accelerated amortization of stock- based compensation, non-routine transaction costs, loss on extinguishment of debt, unrealized gains or losses on other real estate related investments and property operating expenses.[2] Rent / Interest Rent represents the respective period's contractual cash rent, annualized, and presented at 100% share for consolidated entities, and excludes ground lease income and the impact of any rent abatement for recent acquisitions, if applicable. Interest income includes annualized interest from other real estate related loans and preferred equity investments. Additionally, if a lease or loan agreement was entered into, amended or restructured subsequent to the period, but prior to our filing date for the respective period the initial or amended contractual cash rent or interest is used. Seniors Housing Includes ALFs, ILFs, dedicated memory care facilities and similar facilities. Skilled Nursing or Skilled Nursing Facilities (“SNFs”) Licensed healthcare facilities that provide restorative, rehabilitative and nursing care for people not requiring the more extensive and sophisticated treatment available at an acute care hospital or long-term acute care hospital. Treatment programs include physical, occupational, speech, respiratory, ventilator, and wound therapy. Notes: [1] EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc do not purport to be indicative of cash available to fund future cash requirements, including the Company’s ability to fund capital expenditures or make payments on its indebtedness. Further, the Company’s computation of EBITDA attributable to CareTrust REIT, Inc and Normalized EBITDA attributable to CareTrust REIT, Inc may not be comparable to EBITDA and Normalized EBITDA reported by other REITs. [2] CareTrust REIT believes FAD attributable to CareTrust REIT, Inc, FFO attributable to CareTrust REIT, Inc, Normalized FAD attributable to CareTrust REIT, Inc, and Normalized FFO attributable to CareTrust REIT, Inc (and their related per-share amounts) are important non-GAAP supplemental measures of its operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time, even though real estate values have historically risen or fallen with market and other conditions. Moreover, by excluding items not indicative of ongoing results, Normalized FAD attributable to CareTrust REIT, Inc and Normalized FFO attributable to CareTrust REIT, Inc can facilitate meaningful comparisons of operating performance between periods and between other companies. However, FAD attributable to CareTrust REIT, Inc, FFO attributable to CareTrust REIT, Inc, Normalized FAD attributable to CareTrust REIT, Inc, and Normalized FFO attributable to CareTrust REIT, Inc (and their related per- share amounts) do not represent cash flows from operations or net income attributable to shareholders as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Glossary 28